EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as her own act and deed all that shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                    Signature:       /s/ Patricia C. Edmonds
                                               ---------------------------------
                                    Print Name:         Patricia C. Edmonds

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.

                                     Signature:        /s/ David P. Allred
                                                  ------------------------------
                                     Print Name:         David P. Allred

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:         /s/ Earl H. Bergen
                                               ---------------------------------
                                  Print Name:          Earl H. Bergen

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of July, 2001.


                                   Signature:     /s/ Harold Clinkscales, Jr.
                                               ---------------------------------
                                   Print Name:       Harold Clinkscales, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                Signature:          /s/ Robert C. Coleman
                                             -----------------------------------
                                Print Name:          Robert C. Coleman

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of July, 2001.


                                     Signature:         /s/ John W. Drummond
                                                   -----------------------------
                                     Print Name:        John W. Drummond

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                               Signature:         /s/ Wayne Q. Justesen, Jr.
                                               ---------------------------------
                               Print Name:           Wayne Q. Justesen, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                     Signature:      /s/ B. Marshall Keys
                                                 -------------------------------
                                     Print Name:        B. Marshall Keys

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                    Signature:     /s/ Clinton C. Lemon, Jr.
                                                --------------------------------
                                    Print Name:       Clinton C. Lemon, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                 Signature:         /s/ Miles Loadholt
                                            ------------------------------------
                                 Print Name:          Miles Loadholt

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                        Signature:    /s/ Thomas C. Lynch, Jr.
                                                    ----------------------------
                                        Print Name:     Thomas C. Lynch, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                               Signature:         /s/ H. Edward Munnerlyn
                                            -------------------------------
                               Print Name:        H. Edward Munnerlyn

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:         /s/ George B. Park
                                             -----------------------------------
                                  Print Name:           George B. Park

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:      /s/ Joseph H. Patrick, Jr.
                                             -----------------------------------
                                  Print Name:       Joseph H. Patrick, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:         /s/ William W. Riser, Jr.
                                               ---------------------------------
                                  Print Name:       William W. Riser, Jr.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:         /s/ George D. Rodgers
                                               ---------------------------------
                                  Print Name:          George D. Rodgers-

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of July, 2001.


                                  Signature:         /s/ Charles J. Rodgers
                                                --------------------------------
                                  Print Name:          Charles J. Rodgers

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of July, 2001.


                                  Signature:         /s/ Thomas E. Skelton
                                              ----------------------------------
                                  Print Name:         Thomas E. Skelton

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of COMMUNITY CAPITAL CORPORATION, a South Carolina corporation ("CCC"), does hereby constitute and appoint William G. Stevens with full power of substitution as his true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which William G. Stevens deems necessary or advisable to enable CCC to comply with the Securities Exchange Act of 1934, as amended (the "Act"), and with any rules, regulations, and requirements of the Securities and Exchange Commission (the "Commission"), in connection with the filing under the Act of the Form S-3 for CCC's registration of the issuance of its common stock, $1.00 par value, under its Dividend Reinvestment and Common Stock Purchase Plan, including all amendments thereto (the "Form S-3"), and including without limitation the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of CCC to the Form S-3 filed with the Commission and to any instrument or document filed as a part of, as an exhibit to, or in connection with the Form S-3. The undersigned does hereby ratify and confirm as his own act and deed all that shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of July, 2001.


                                  Signature:         /s/ Lex D. Walters
                                              ----------------------------------
                                  Print Name:          Lex D. Walters